Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 171-176 and pages 177-179, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
SELECTED INCOME STATEMENT DATA	2Q20		1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020		2019	2019
Reported Basis
Total net revenue (a)	$32,980		$28,192	$28,285	$29,291	$28,747	17%	15%	$61,172		$57,823	6%
Total noninterest expense (a)	16,942		16,791	16,293	16,372	16,256	1	4	33,733		32,604	3
Pre-provision profit (b)	16,038		11,401	11,992	12,919	12,491	41	28	27,439		25,219	9
Provision for credit losses	10,473		8,285	1,427	1,514	1,149	26	NM	18,758		2,644	NM
NET INCOME	4,687		2,865	8,520	9,080	9,652	64	(51)	7,552		18,831	(60)

Managed Basis (c)
Total net revenue (a)	33,817		29,010	29,165	30,014	29,481	17	15	62,827		59,285	6
Total noninterest expense (a)	16,942		16,791	16,293	16,372	16,256	1	4	33,733		32,604	3
Pre-provision profit (b)	16,875		12,219	12,872	13,642	13,225	38	28	29,094		26,681	9
Provision for credit losses	10,473		8,285	1,427	1,514	1,149	26	NM	18,758		2,644	NM
NET INCOME	4,687		2,865	8,520	9,080	9,652	64	(51)	7,552		18,831	(60)

EARNINGS PER SHARE DATA
Net income: Basic	$1.39		$0.79	$2.58	$2.69	$2.83	76	(51)	$2.17		$5.48	(60)
Diluted	1.38		0.78	2.57	2.68	2.82	77	(51)	2.17		5.46	(60)
Average shares: Basic	3,076.3		3,095.8	3,140.7	3,198.5	3,250.6	(1)	(5)	3,086.1		3,274.3	(6)
Diluted	3,081.0		3,100.7	3,148.5	3,207.2	3,259.7	(1)	(5)	3,090.8		3,283.9	(6)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$286,658		$274,323	$429,913	$369,133	$357,479	4	(20)	$286,658		$357,479	(20)
Common shares at period-end	3,047.6		3,047.0	3,084.0	3,136.5	3,197.5	—	(5)	3,047.6		3,197.5	(5)
Book value per share	76.91		75.88	75.98	75.24	73.88	1	4	76.91		73.88	4
Tangible book value per share (“TBVPS”) (b)	61.76		60.71	60.98	60.48	59.52	2	4	61.76		59.52	4
Cash dividends declared per share	0.90		0.90	0.90	0.90	0.80	—	13	1.80		1.60	13

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	7%		4%	14%	15%	16%			6%		16%
Return on tangible common equity (“ROTCE”) (b)	9		5	17	18	20			7		20
Return on assets	0.58		0.40	1.22	1.30	1.41			0.50		1.40

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	12.4%	(f)	11.5%	12.4%	12.3%	12.2%			12.4%	(f)	12.2%
Tier 1 capital ratio	14.3	(f)	13.3	14.1	14.1	14.0			14.3	(f)	14.0
Total capital ratio	16.6	(f)	15.5	16.0	15.9	15.8			16.6	(f)	15.8
Tier 1 leverage ratio	6.9	(f)	7.5	7.9	7.9	8.0			6.9	(f)	8.0
Supplementary leverage ratio (“SLR”)	6.8	(f)	6.0	6.3	6.3	6.4			6.8	(f)	6.4

Effective January 1, 2020, the Firm adopted the Financial Instruments – Credit Losses (“CECL”) accounting guidance, which resulted in a net increase to the allowance for credit losses of $4.3 billion and a decrease to retained earnings of $2.7 billion. Refer to Note 1 – Basis of Presentation on pages 85-86 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

(b)
Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.

(c)	Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
The capital metrics reflect relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including neutralization of the effects of the Firm’s participation in the various programs and facilities established by the U.S. government. For the periods ended June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $6.5 billion and $4.3 billion, respectively. As of June 30, 2020, the SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 10-11 and Capital Risk Management on pages 39-44 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.

(f)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,213,115	$3,139,431	$2,687,379	$2,764,661	$2,727,379	2%	18%	$3,213,115	$2,727,379	18%
Loans:
Consumer, excluding credit card loans (a)	308,917	295,627	298,001	300,407	315,705	4	(2)	308,917	315,705	(2)
Credit card loans	141,656	154,021	168,924	159,571	157,576	(8)	(10)	141,656	157,576	(10)
Wholesale loans (a)	527,945	565,727	492,844	485,240	483,608	(7)	9	527,945	483,608	9
Total Loans	978,518	1,015,375	959,769	945,218	956,889	(4)	2	978,518	956,889	2

Deposits:
U.S. offices:
Noninterest-bearing	529,729	448,195	395,667	393,522	394,237	18	34	529,729	394,237	34
Interest-bearing	1,061,093	1,026,603	876,156	844,137	841,397	3	26	1,061,093	841,397	26
Non-U.S. offices:
Noninterest-bearing	22,752	22,192	20,087	21,455	20,419	3	11	22,752	20,419	11
Interest-bearing	317,455	339,019	270,521	266,147	268,308	(6)	18	317,455	268,308	18
Total deposits	1,931,029	1,836,009	1,562,431	1,525,261	1,524,361	5	27	1,931,029	1,524,361	27

Long-term debt	317,003	299,344	291,498	296,472	288,869	6	10	317,003	288,869	10
Common stockholders’ equity	234,403	231,199	234,337	235,985	236,222	1	(1)	234,403	236,222	(1)
Total stockholders’ equity	264,466	261,262	261,330	264,348	263,215	1	—	264,466	263,215	—

Loans-to-deposits ratio	51%	55%	61%	62%	63%			51%	63%

Headcount	256,710	256,720	256,981	257,444	254,983	—	1	256,710	254,983	1

95% CONFIDENCE LEVEL - TOTAL VaR (b)
Average VaR	$130	$59	$37	$39	$46	120	183

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking (d)	$12,217	$13,112	$13,749	$13,958	$13,484	(7)	(9)	$25,329	$26,927	(6)
Corporate & Investment Bank	16,352	9,948	9,647	9,522	9,831	64	66	26,300	19,865	32
Commercial Banking	2,392	2,178	2,297	2,274	2,285	10	5	4,570	4,698	(3)
Asset & Wealth Management	3,610	3,606	3,700	3,568	3,559	—	1	7,216	7,048	2
Corporate	(754)	166	(228)	692	322	NM	NM	(588)	747	NM
TOTAL NET REVENUE	$33,817	$29,010	$29,165	$30,014	$29,481	17	15	$62,827	$59,285	6

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$(176)	$191	$4,214	$4,245	$4,157	NM	NM	$15	$8,104	(100)
Corporate & Investment Bank	5,464	1,988	2,938	2,831	2,946	175	85	7,452	6,206	20
Commercial Banking	(691)	147	944	943	1,002	NM	NM	(544)	2,062	NM
Asset & Wealth Management	658	664	785	668	719	(1)	(8)	1,322	1,380	(4)
Corporate	(568)	(125)	(361)	393	828	(354)	NM	(693)	1,079	NM
NET INCOME	$4,687	$2,865	$8,520	$9,080	$9,652	64	(51)	$7,552	$18,831	(60)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. The prior period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In conjunction with the adoption of CECL on January 1, 2020, the Firm reclassified risk-rated business banking and auto dealer loans held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior periods have been revised to conform with the current presentation.

(b)
Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other-sensitivity based measures. In the absence of this refinement, the average Total VaR for the three months ended June 30, 2020 and March 31, 2020 would have been different by $(8) million and $6 million, respectively.

(c)	Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

(d)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
REVENUE	2Q20	1Q20	4Q19	3Q19	2Q19		1Q20	2Q19	2020	2019		2019
Investment banking fees	$2,850	$1,866	$1,843	$1,967	$1,851		53%	54%	$4,716	$3,691		28%
Principal transactions	7,621	2,937	2,779	3,449	3,714		159	105	10,558	7,790		36
Lending- and deposit-related fees (a)	1,431	1,706	1,772	1,671	1,624		(16)	(12)	3,137	3,183		(1)
Asset management, administration and commissions (a)	4,266	4,540	4,301	4,306	4,264		(6)	—	8,806	8,301		6
Investment securities gains	26	233	123	78	44		(89)	(41)	259	57		354
Mortgage fees and related income	917	320	474	887	279		187	229	1,237	675		83
Card income (b)	974	995	1,335	1,233	1,281		(2)	(24)	1,969	2,508		(21)
Other income	1,042	1,156	1,492	1,472	1,292		(10)	(19)	2,198	2,767		(21)
Noninterest revenue	19,127	13,753	14,119	15,063	14,349		39	33	32,880	28,972		13
Interest income	16,112	19,161	19,927	21,121	21,603		(16)	(25)	35,273	42,992		(18)
Interest expense	2,259	4,722	5,761	6,893	7,205		(52)	(69)	6,981	14,141		(51)
Net interest income	13,853	14,439	14,166	14,228	14,398		(4)	(4)	28,292	28,851		(2)
TOTAL NET REVENUE	32,980	28,192	28,285	29,291	28,747		17	15	61,172	57,823		6

Provision for credit losses	10,473	8,285	1,427	1,514	1,149		26	NM	18,758	2,644		NM

NONINTEREST EXPENSE
Compensation expense	9,509	8,895	8,088	8,583	8,547		7	11	18,404	17,484		5
Occupancy expense	1,080	1,066	1,084	1,110	1,060		1	2	2,146	2,128		1
Technology, communications and equipment expense	2,590	2,578	2,585	2,494	2,378		—	9	5,168	4,742		9
Professional and outside services	1,999	2,028	2,226	2,056	2,212		(1)	(10)	4,027	4,251		(5)
Marketing (b)	481	800	847	895	777		(40)	(38)	1,281	1,609		(20)
Other expense (c)	1,283	1,424	1,463	1,234	1,282		(10)	—	2,707	2,390		13
TOTAL NONINTEREST EXPENSE	16,942	16,791	16,293	16,372	16,256		1	4	33,733	32,604		3
Income before income tax expense	5,565	3,116	10,565	11,405	11,342		79	(51)	8,681	22,575		(62)
Income tax expense	878	251	2,045	2,325	1,690	(e)	250	(48)	1,129	3,744	(e)	(70)
NET INCOME	$4,687	$2,865	$8,520	$9,080	$9,652		64	(51)	$7,552	$18,831		(60)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.39	$0.79	$2.58	$2.69	$2.83		76	(51)	$2.17	$5.48		(60)
Diluted earnings per share	1.38	0.78	2.57	2.68	2.82		77	(51)	2.17	5.46		(60)

FINANCIAL RATIOS
Return on common equity (d)	7%	4%	14%	15%	16%				6%	16%
Return on tangible common equity (d)(e)	9	5	17	18	20				7	20
Return on assets (d)	0.58	0.40	1.22	1.30	1.41				0.50	1.40
Effective income tax rate	15.8	8.1	19.4	20.4	14.9	(f)			13.0	16.6	(f)
Overhead ratio	51	60	58	56	57				55	56

(a)
In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts were revised to conform with the current presentation.

(b)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

(c)
Included Firmwide legal expense/(benefit) of $118 million, $197 million, $241 million, $10 million and $69 million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively, and $315 million and $(12) million for the six months ended June 30, 2020 and June 30, 2019 respectively.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	Refer to page 28 for further discussion of ROTCE.

(f)	The three and six months ended June 30, 2019 included income tax benefits of $768 million and $874 million, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Jun 30, 2020
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2020	2020	2019	2019		2019	2020	2019
ASSETS
Cash and due from banks	$20,544	$24,001	$21,704	$21,215		$23,164	(14)%	(11)%
Deposits with banks	473,185	343,533	241,927	235,382		244,874	38	93
Federal funds sold and securities purchased under
resale agreements	256,980	248,580	249,157	257,391		267,864	3	(4)
Securities borrowed	142,704	139,839	139,758	138,336		130,661	2	9
Trading assets:
Debt and equity instruments	451,196	466,932	361,337	440,298		470,495	(3)	(4)
Derivative receivables	74,846	81,648	49,766	55,577		52,878	(8)	42
Available-for-sale (“AFS”) securities	485,883	399,944	350,699	353,421		276,357	21	76
Held-to-maturity (”HTM”) securities, net of allowance for credit losses (a)	72,908	71,200	47,540	40,830		30,907	2	136
Investment securities, net of allowance for credit losses (a)	558,791	471,144	398,239	394,251		307,264	19	82
Loans	978,518	1,015,375	959,769	945,218		956,889	(4)	2
Less: Allowance for loan losses	32,092	23,244	13,123	13,235		13,166	38	144
Loans, net of allowance for loan losses	946,426	992,131	946,646	931,983		943,723	(5)	—
Accrued interest and accounts receivable	72,260	122,064	72,861	88,988		88,399	(41)	(18)
Premises and equipment	26,301	25,882	25,813	25,117		24,665	2	7
Goodwill, MSRs and other intangible assets	51,669	51,867	53,341	53,078		53,302	—	(3)
Other assets	138,213	171,810	126,830	123,045		120,090	(20)	15
TOTAL ASSETS	$3,213,115	$3,139,431	$2,687,379	$2,764,661		$2,727,379	2	18

LIABILITIES
Deposits	$1,931,029	$1,836,009	$1,562,431	$1,525,261		$1,524,361	5	27
Federal funds purchased and securities loaned or sold
under repurchase agreements	235,647	233,207	183,675	247,766		201,683	1	17
Short-term borrowings	48,014	51,909	40,920	48,893		59,890	(8)	(20)
Trading liabilities:
Debt and equity instruments	107,735	119,109	75,569	90,553		106,160	(10)	1
Derivative payables	57,477	65,087	43,708	47,790		41,479	(12)	39
Accounts payable and other liabilities	230,916	253,874	210,407	225,063		216,137	(9)	7
Beneficial interests issued by consolidated VIEs	20,828	19,630	17,841	18,515		25,585	6	(19)
Long-term debt	317,003	299,344	291,498	296,472		288,869	6	10
TOTAL LIABILITIES	2,948,649	2,878,169	2,426,049	2,500,313		2,464,164	2	20

STOCKHOLDERS’ EQUITY
Preferred stock	30,063	30,063	26,993	28,363	(b)	26,993	—	11
Common stock	4,105	4,105	4,105	4,105		4,105	—	—
Additional paid-in capital	88,125	87,857	88,522	88,512		88,359	—	—
Retained earnings	221,732	220,226	223,211	217,888		212,093	1	5
Accumulated other comprehensive income/(loss)	8,789	7,418	1,569	1,800		1,114	18	NM
Shares held in RSU Trust, at cost	(11)	(21)	(21)	(21)		(21)	48	48
Treasury stock, at cost	(88,337)	(88,386)	(83,049)	(76,299)		(69,428)	—	(27)
TOTAL STOCKHOLDERS’ EQUITY	264,466	261,262	261,330	264,348		263,215	1	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,213,115	$3,139,431	$2,687,379	$2,764,661		$2,727,379	2	18

(a)
Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At June 30, 2020 and March 31, 2020, the allowance for credit losses on HTM securities was $23 million and $19 million, respectively.

(b)	Included $1.4 billion, which was redeemed on October 30, 2019, as previously announced on September 26, 2019.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
AVERAGE BALANCES	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
ASSETS
Deposits with banks	$477,895	$279,748	$272,648	$267,578	$289,838	71%	65%	$378,821	$290,058	31%
Federal funds sold and securities purchased under
resale agreements	244,306	253,403	248,170	276,721	288,781	(4)	(15)	248,856	288,631	(14)
Securities borrowed	141,328	136,127	135,374	139,939	126,157	4	12	138,728	124,820	11
Trading assets - debt instruments	380,442	346,911	323,554	339,198	351,716	10	8	363,676	337,209	8
Investment securities	500,254	421,529	394,002	343,134	281,232	19	78	460,891	270,376	70
Loans	997,558	962,820	948,298	947,280	954,854	4	4	980,189	961,400	2
All other interest-earning assets (a)	78,072	65,194	55,695	51,304	46,516	20	68	71,633	46,611	54
Total interest-earning assets	2,819,855	2,465,732	2,377,741	2,365,154	2,339,094	14	21	2,642,794	2,319,105	14
Trading assets - equity and other instruments	99,115	114,479	114,112	113,980	120,545	(13)	(18)	106,797	114,605	(7)
Trading assets - derivative receivables	79,298	66,309	52,860	57,062	52,659	20	51	72,803	52,591	38
All other noninterest-earning assets	231,000	243,712	232,557	228,856	226,757	(5)	2	237,356	225,734	5
TOTAL ASSETS	$3,229,268	$2,890,232	$2,777,270	$2,765,052	$2,739,055	12	18	$3,059,750	$2,712,035	13
LIABILITIES
Interest-bearing deposits	$1,375,213	$1,216,555	$1,154,716	$1,123,452	$1,104,051	13	25	$1,295,884	$1,092,228	19
Federal funds purchased and securities loaned or
sold under repurchase agreements	276,815	243,922	235,481	239,698	227,313	13	22	260,368	218,240	19
Short-term borrowings (b)	45,297	37,288	39,936	44,814	58,262	21	(22)	41,292	62,643	(34)
Trading liabilities - debt and other interest-bearing liabilities (c)	207,322	192,950	170,049	183,369	191,655	7	8	200,138	187,590	7
Beneficial interests issued by consolidated VIEs	20,331	18,048	19,390	21,123	26,713	13	(24)	19,189	24,782	(23)
Long-term debt	269,336	243,996	248,521	248,985	246,053	10	9	256,666	247,171	4
Total interest-bearing liabilities	2,194,314	1,952,759	1,868,093	1,861,441	1,854,047	12	18	2,073,537	1,832,654	13
Noninterest-bearing deposits	515,304	419,631	413,582	407,428	408,243	23	26	467,467	403,880	16
Trading liabilities - equity and other instruments	33,797	30,721	28,197	31,310	30,170	10	12	32,259	32,440	(1)
Trading liabilities - derivative payables	63,178	54,990	44,361	45,987	40,233	15	57	59,084	39,902	48
All other noninterest-bearing liabilities	158,204	168,195	162,490	155,032	146,343	(6)	8	163,200	144,553	13
TOTAL LIABILITIES	2,964,797	2,626,296	2,516,723	2,501,198	2,479,036	13	20	2,795,547	2,453,429	14
Preferred stock	30,063	29,406	27,669	28,241	26,993	2	11	29,734	27,059	10
Common stockholders’ equity	234,408	234,530	232,878	235,613	233,026	—	1	234,469	231,547	1
TOTAL STOCKHOLDERS’ EQUITY	264,471	263,936	260,547	263,854	260,019	—	2	264,203	258,606	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,229,268	$2,890,232	$2,777,270	$2,765,052	$2,739,055	12	18	$3,059,750	$2,712,035	13

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	0.06%	0.82%	1.00%	1.33%	1.57%			0.34%	1.60%
Federal funds sold and securities purchased under
resale agreements	0.99	1.74	2.05	2.21	2.33			1.37	2.32
Securities borrowed (e)	(0.50)	0.45	0.81	1.23	1.48			(0.03)	1.40
Trading assets - debt instruments	2.50	2.87	3.03	3.12	3.34			2.67	3.41
Investment securities	2.03	2.48	2.65	2.92	3.28			2.24	3.32
Loans	4.30	5.00	5.11	5.29	5.36			4.64	5.39
All other interest-earning assets (a)	0.92	2.58	3.45	4.27	4.07			1.68	4.03
Total interest-earning assets	2.31	3.14	3.35	3.56	3.73			2.70	3.76

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.10	0.52	0.67	0.85	0.88			0.30	0.85
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.19	1.30	1.77	2.05	2.16			0.71	2.16
Short-term borrowings (b)	1.11	1.63	1.97	2.31	2.49			1.34	2.54
Trading liabilities - debt and other interest-bearing liabilities (c)(e)	(0.08)	0.77	1.04	1.43	1.60			0.33	1.59
Beneficial interests issued by consolidated VIEs	1.15	2.02	2.22	2.53	2.63			1.56	2.64
Long-term debt	2.45	2.88	3.21	3.49	3.69			2.65	3.76
Total interest-bearing liabilities	0.41	0.97	1.22	1.47	1.56			0.68	1.56

INTEREST RATE SPREAD	1.90%	2.17%	2.13%	2.09%	2.17%			2.02%	2.20%
NET YIELD ON INTEREST-EARNING ASSETS	1.99%	2.37%	2.38%	2.41%	2.49%			2.17%	2.53%
Memo: Net yield on interest-earning assets excluding CIB Markets (f)	2.27%	3.01%	3.06%	3.23%	3.35%			2.61%	3.39%

(a)
Includes prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	All other interest-bearing liabilities include prime brokerage-related customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)
Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.

(f)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
OTHER INCOME
Other income - reported	$1,042	$1,156	$1,492	$1,472	$1,292	(10)%	(19)%	$2,198	$2,767	(21)%
Fully taxable-equivalent adjustments (a)	730	708	757	596	596	3	22	1,438	1,181	22
Other income - managed	$1,772	$1,864	$2,249	$2,068	$1,888	(5)	(6)	$3,636	$3,948	(8)

TOTAL NONINTEREST REVENUE (b)
Total noninterest revenue - reported	$19,127	$13,753	$14,119	$15,063	$14,349	39	33	$32,880	$28,972	13
Fully taxable-equivalent adjustments (a)	730	708	757	596	596	3	22	1,438	1,181	22
Total noninterest revenue - managed	$19,857	$14,461	$14,876	$15,659	$14,945	37	33	$34,318	$30,153	14

NET INTEREST INCOME
Net interest income - reported	$13,853	$14,439	$14,166	$14,228	$14,398	(4)	(4)	$28,292	$28,851	(2)
Fully taxable-equivalent adjustments (a)	107	110	123	127	138	(3)	(22)	217	281	(23)
Net interest income - managed	$13,960	$14,549	$14,289	$14,355	$14,536	(4)	(4)	$28,509	$29,132	(2)

TOTAL NET REVENUE (b)
Total net revenue - reported	$32,980	$28,192	$28,285	$29,291	$28,747	17	15	$61,172	$57,823	6
Fully taxable-equivalent adjustments (a)	837	818	880	723	734	2	14	1,655	1,462	13
Total net revenue - managed	$33,817	$29,010	$29,165	$30,014	$29,481	17	15	$62,827	$59,285	6

PRE-PROVISION PROFIT
Pre-provision profit - reported	$16,038	$11,401	$11,992	$12,919	$12,491	41	28	$27,439	$25,219	9
Fully taxable-equivalent adjustments (a)	837	818	880	723	734	2	14	1,655	1,462	13
Pre-provision profit - managed	$16,875	$12,219	$12,872	$13,642	$13,225	38	28	$29,094	$26,681	9

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$5,565	$3,116	$10,565	$11,405	$11,342	79	(51)	$8,681	$22,575	(62)
Fully taxable-equivalent adjustments (a)	837	818	880	723	734	2	14	1,655	1,462	13
Income before income tax expense - managed	$6,402	$3,934	$11,445	$12,128	$12,076	63	(47)	$10,336	$24,037	(57)

INCOME TAX EXPENSE
Income tax expense - reported	$878	$251	$2,045	$2,325	$1,690	250	(48)	$1,129	$3,744	(70)
Fully taxable-equivalent adjustments (a)	837	818	880	723	734	2	14	1,655	1,462	13
Income tax expense - managed	$1,715	$1,069	$2,925	$3,048	$2,424	60	(29)	$2,784	$5,206	(47)

OVERHEAD RATIO
Overhead ratio - reported	51%	60%	58%	56%	57%			55%	56%
Overhead ratio - managed	50	58	56	55	55			54	55

(a)	Predominantly recognized in CIB, CB and Corporate.

(b)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking (a)	$12,217	$13,112	$13,749	$13,958	$13,484	(7)%	(9)%	$25,329	$26,927	(6)%
Corporate & Investment Bank	16,352	9,948	9,647	9,522	9,831	64	66	26,300	19,865	32
Commercial Banking	2,392	2,178	2,297	2,274	2,285	10	5	4,570	4,698	(3)
Asset & Wealth Management	3,610	3,606	3,700	3,568	3,559	—	1	7,216	7,048	2
Corporate	(754)	166	(228)	692	322	NM	NM	(588)	747	NM
TOTAL NET REVENUE	$33,817	$29,010	$29,165	$30,014	$29,481	17	15	$62,827	$59,285	6

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking (a)	$6,626	$7,102	$6,965	$7,025	$6,836	(7)	(3)	$13,728	$13,759	—
Corporate & Investment Bank	6,764	5,896	5,392	5,504	5,661	15	19	12,660	11,290	12
Commercial Banking	899	988	943	940	931	(9)	(3)	1,887	1,869	1
Asset & Wealth Management	2,506	2,659	2,650	2,622	2,596	(6)	(3)	5,165	5,243	(1)
Corporate	147	146	343	281	232	1	(37)	293	443	(34)
TOTAL NONINTEREST EXPENSE	$16,942	$16,791	$16,293	$16,372	$16,256	1	4	$33,733	$32,604	3

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,591	$6,010	$6,784	$6,933	$6,648	(7)	(16)	$11,601	$13,168	(12)
Corporate & Investment Bank	9,588	4,052	4,255	4,018	4,170	137	130	13,640	8,575	59
Commercial Banking	1,493	1,190	1,354	1,334	1,354	25	10	2,683	2,829	(5)
Asset & Wealth Management	1,104	947	1,050	946	963	17	15	2,051	1,805	14
Corporate	(901)	20	(571)	411	90	NM	NM	(881)	304	NM
PRE-PROVISION PROFIT	$16,875	$12,219	$12,872	$13,642	$13,225	38	28	$29,094	$26,681	9

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$5,828	$5,772	$1,207	$1,311	$1,120	1	420	$11,600	$2,434	377
Corporate & Investment Bank	1,987	1,401	98	92	—	42	NM	3,388	87	NM
Commercial Banking	2,431	1,010	110	67	29	141	NM	3,441	119	NM
Asset & Wealth Management	223	94	13	44	2	137	NM	317	4	NM
Corporate	4	8	(1)	—	(2)	(50)	NM	12	—	NM
PROVISION FOR CREDIT LOSSES	$10,473	$8,285	$1,427	$1,514	$1,149	26	NM	$18,758	$2,644	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$(176)	$191	$4,214	$4,245	$4,157	NM	NM	$15	$8,104	(100)
Corporate & Investment Bank	5,464	1,988	2,938	2,831	2,946	175	85	7,452	6,206	20
Commercial Banking	(691)	147	944	943	1,002	NM	NM	(544)	2,062	NM
Asset & Wealth Management	658	664	785	668	719	(1)	(8)	1,322	1,380	(4)
Corporate	(568)	(125)	(361)	393	828	(354)	NM	(693)	1,079	NM
TOTAL NET INCOME	$4,687	$2,865	$8,520	$9,080	$9,652	64	(51)	$7,552	$18,831	(60)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2020
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2020 Change
	2020		2020	2019	2019	2019	2020	2019	2020	2019	2019
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$190,778	(e)	$183,591	$187,753	$188,151	$189,169	4%	1%
Tier 1 capital	220,586	(e)	213,406	214,432	214,831	215,808	3	2
Total capital	256,602	(e)	247,541	242,589	243,500	244,490	4	5
Risk-weighted assets	1,544,281	(e)	1,598,828	1,515,869	1,527,762	1,545,101	(3)	—
CET1 capital ratio	12.4%	(e)	11.5%	12.4%	12.3%	12.2%
Tier 1 capital ratio	14.3	(e)	13.3	14.1	14.1	14.0
Total capital ratio	16.6	(e)	15.5	16.0	15.9	15.8

Advanced
CET1 capital	$190,778	(e)	$183,591	$187,753	$188,151	$189,169	4	1
Tier 1 capital	220,586	(e)	213,406	214,432	214,831	215,808	3	2
Total capital	244,037	(e)	234,434	232,112	233,203	234,507	4	4
Risk-weighted assets	1,454,707	(e)	1,489,134	1,397,878	1,435,693	1,449,211	(2)	—
CET1 capital ratio	13.1%	(e)	12.3%	13.4%	13.1%	13.1%
Tier 1 capital ratio	15.2	(e)	14.3	15.3	15.0	14.9
Total capital ratio	16.8	(e)	15.7	16.6	16.2	16.2

Leverage-based capital metrics
Adjusted average assets (b)	$3,176,642	(e)	$2,842,244	$2,730,239	$2,717,852	$2,692,225	12	18
Tier 1 leverage ratio	6.9%	(e)	7.5%	7.9%	7.9%	8.0%

Total leverage exposure	3,227,809	(e)	3,535,822	3,423,431	3,404,535	3,367,154	(9)	(4)
SLR	6.8%	(e)	6.0%	6.3%	6.3%	6.4%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$234,403		$231,199	$234,337	$235,985	$236,222	1	(1)
Less: Goodwill	47,811		47,800	47,823	47,818	47,477	—	1
Less: Other intangible assets	778		800	819	841	732	(3)	6
Add: Certain deferred tax liabilities (d)	2,397		2,389	2,381	2,371	2,316	—	3
Total tangible common equity	$188,211		$184,988	$188,076	$189,697	$190,329	2	(1)

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$234,408		$234,530	$232,878	$235,613	$233,026	—	1	$234,469	$231,547	1%
Less: Goodwill	47,805		47,812	47,819	47,707	47,472	—	1	47,808	47,474	1
Less: Other intangible assets	791		812	831	842	741	(3)	7	802	741	8
Add: Certain deferred tax liabilities (d)	2,393		2,385	2,375	2,344	2,304	—	4	2,388	2,296	4
Total tangible common equity	$188,205		$188,291	$186,603	$189,408	$187,117	—	1	$188,247	$185,628	1

INTANGIBLE ASSETS (period-end)
Goodwill	$47,811		$47,800	$47,823	$47,818	$47,477	—	1
Mortgage servicing rights	3,080		3,267	4,699	4,419	5,093	(6)	(40)
Other intangible assets	778		800	819	841	732	(3)	6
Total intangible assets	$51,669		$51,867	$53,341	$53,078	$53,302	—	(3)

(a)
The capital metrics reflect relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including neutralization of the effects of the Firm’s participation in the various programs and facilities established by the U.S. government. For the periods ended June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $6.5 billion and $4.3 billion, respectively. As of June 30, 2020, the SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 10-11 and Capital Risk Management on pages 39-44 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.

(b)
Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)	Refer to page 28 for further discussion of TCE.

(d)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
EARNINGS PER SHARE
Basic earnings per share
Net income	$4,687	$2,865	$8,520	$9,080	$9,652	64%	(51)%	$7,552	$18,831	(60)%
Less: Preferred stock dividends	401	421	386	423	404	(5)	(1)	822	778	6
Net income applicable to common equity	4,286	2,444	8,134	8,657	9,248	75	(54)	6,730	18,053	(63)
Less: Dividends and undistributed earnings allocated to
participating securities	21	13	44	51	56	62	(63)	32	108	(70)
Net income applicable to common stockholders	$4,265	$2,431	$8,090	$8,606	$9,192	75	(54)	$6,698	$17,945	(63)

Total weighted-average basic shares outstanding	3,076.3	3,095.8	3,140.7	3,198.5	3,250.6	(1)	(5)	3,086.1	3,274.3	(6)
Net income per share	$1.39	$0.79	$2.58	$2.69	$2.83	76	(51)	$2.17	$5.48	(60)

Diluted earnings per share
Net income applicable to common stockholders	$4,265	$2,431	$8,090	$8,606	$9,192	75	(54)	$6,698	$17,945	(63)
Total weighted-average basic shares outstanding	3,076.3	3,095.8	3,140.7	3,198.5	3,250.6	(1)	(5)	3,086.1	3,274.3	(6)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.7	4.9	7.8	8.7	9.1	(4)	(48)	4.7	9.6	(51)
Total weighted-average diluted shares outstanding	3,081.0	3,100.7	3,148.5	3,207.2	3,259.7	(1)	(5)	3,090.8	3,283.9	(6)
Net income per share	$1.38	$0.78	$2.57	$2.68	$2.82	77	(51)	$2.17	$5.46	(60)

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.90	$0.90	$0.80	—	13	$1.80	$1.60	13
Dividend payout ratio	65%	114%	35%	33%	28%			83%	29%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	—	50.0	54.0	62.0	47.5	NM	NM	50.0	97.0	(48)
Average price paid per share of common stock	$—	$127.92	$127.24	$112.07	$109.83	NM	NM	$127.92	$106.23	20
Aggregate repurchases of common equity	—	6,397	6,871	6,949	5,210	NM	NM	6,397	10,301	(38)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.8	13.0	1.5	1.0	1.0	(94)	(20)	13.8	18.7	(26)
Net impact of employee issuances on stockholders’ equity (b)	$325	$398	$132	$232	$258	(18)	26	$723	$606	19

(a)	On June 29, 2020, the Firm announced that the Federal Reserve Board has directed the Firm to discontinue its net share repurchases, at least through the end of the third quarter of 2020.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$617	$972	$1,032	$1,026	$971	(37)%	(36)%	$1,589	$1,880	(15)%
Asset management, administration and commissions (a)	536	585	609	606	620	(8)	(14)	1,121	1,201	(7)
Mortgage fees and related income (b)	917	320	474	886	279	187	229	1,237	675	83
Card income (c)	733	709	983	905	913	3	(20)	1,442	1,775	(19)
All other income	1,313	1,373	1,396	1,383	1,321	(4)	(1)	2,686	2,611	3
Noninterest revenue	4,116	3,959	4,494	4,806	4,104	4	—	8,075	8,142	(1)
Net interest income (b)	8,101	9,153	9,255	9,152	9,380	(11)	(14)	17,254	18,785	(8)
TOTAL NET REVENUE	12,217	13,112	13,749	13,958	13,484	(7)	(9)	25,329	26,927	(6)

Provision for credit losses	5,828	5,772	1,207	1,311	1,120	1	420	11,600	2,434	377

NONINTEREST EXPENSE
Compensation expense	2,557	2,597	2,497	2,544	2,531	(2)	1	5,154	5,097	1
Noncompensation expense (c)(d)	4,069	4,505	4,468	4,481	4,305	(10)	(5)	8,574	8,662	(1)
TOTAL NONINTEREST EXPENSE	6,626	7,102	6,965	7,025	6,836	(7)	(3)	13,728	13,759	—

Income/(loss) before income tax expense/(benefit)	(237)	238	5,577	5,622	5,528	NM	NM	1	10,734	(100)
Income tax expense/(benefit)	(61)	47	1,363	1,377	1,371	NM	NM	(14)	2,630	NM
NET INCOME/(LOSS)	$(176)	$191	$4,214	$4,245	$4,157	NM	NM	$15	$8,104	(100)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,107	$6,091	$6,537	$6,782	$6,897	(16)	(26)	$11,198	$13,558	(17)
Home Lending (b)	1,687	1,161	1,250	1,465	1,118	45	51	2,848	2,464	16
Card & Auto (c)	5,423	5,860	5,962	5,711	5,469	(7)	(1)	11,283	10,905	3

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (b)	742	319	327	738	353	133	110	1,061	553	92
Net mortgage servicing revenue (e)	175	1	147	148	(74)	NM	NM	176	122	44
Mortgage fees and related income	$917	$320	$474	$886	$279	187	229	$1,237	$675	83

FINANCIAL RATIOS
ROE	(2)%	1%	31%	31%	31%			(1)%	31%
Overhead ratio	54	54	51	50	51			54	51

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts were revised to conform with the current presentation.

(b)
Net production revenue in the third quarter of 2019 included approximately $350 million of gains on the sale of certain mortgage loans that were predominantly offset by a charge in net interest income for the unwind of the related internal funding from Treasury and Chief Investment Office (“CIO”) associated with these loans. The charge reflects the net present value of that funding and is recognized as interest income in Treasury and CIO. Refer to footnote (a) in Corporate on page 23 and Funds Transfer Pricing (“FTP”) on page 61 of the Firm’s 2019 Form 10-K for further information.

(c)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

(d)
Included depreciation expense on leased assets of $1.1 billion for the three months ended June 30, 2020, March 31, 2020, December 31, 2019 and $1.0 billion and $957 million for the three months ended September 30, 2019, and June 30, 2019, respectively, and

$2.2 billion and $1.9 billion for the six months ended June 30, 2020 and 2019, respectively.

(e)
Included MSR risk management results of $79 million, $(90) million, $35 million, $53 million and $(244) million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively, and $(11) million and $(253) million for the six months ended June 30, 2020 and 2019, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
	2Q20		1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$492,251		$506,147	$532,538	$525,223	$536,758	(3)%	(8)%	$492,251		$536,758	(8)%

Loans:
Consumer & Business Banking	46,910	(b)	27,709	27,199	26,699	26,616	69	76	46,910	(b)	26,616	76
Home Lending	188,576		196,401	199,799	203,339	219,533	(4)	(14)	188,576		219,533	(14)
Card	141,656		154,021	168,924	159,571	157,576	(8)	(10)	141,656		157,576	(10)
Auto	59,287		61,468	61,522	61,410	62,073	(4)	(4)	59,287		62,073	(4)
Total loans	436,429		439,599	457,444	451,019	465,798	(1)	(6)	436,429		465,798	(6)

Deposits	876,991		775,068	718,354	701,111	695,096	13	26	876,991		695,096	26
Equity	52,000		52,000	52,000	52,000	52,000	—	—	52,000		52,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$498,140		$517,213	$525,863	$530,649	$534,612	(4)	(7)	$507,676		$540,296	(6)

Loans:
Consumer & Business Banking	41,198		27,261	26,820	26,550	26,570	51	55	34,230		26,529	29
Home Lending	192,716		198,042	201,599	213,372	224,685	(3)	(14)	195,379		231,778	(16)
Card	142,377		162,660	162,112	158,168	153,746	(12)	(7)	152,518		152,447	—
Auto	60,306		60,893	61,100	61,371	62,236	(1)	(3)	60,599		62,498	(3)
Total loans	436,597		448,856	451,631	459,461	467,237	(3)	(7)	442,726		473,252	(6)

Deposits	831,996		733,648	707,953	693,943	690,892	13	20	782,822		685,980	14
Equity	52,000		52,000	52,000	52,000	52,000	—	—	52,000		52,000	—

Headcount (a)	122,089		122,081	123,115	123,532	123,580	—	(1)	122,089		123,580	(1)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
During the second quarter of 2020, certain technology and support functions, comprising approximately 850 staff, were transferred from AWM to CCB as part of the ongoing reorganization of the U.S. Wealth Management business.

(b)
At June 30, 2020, included $19.9 billion of loans under the Paycheck Protection Program (“PPP”). Refer to page 11 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
	2Q20		1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020		2019	2019
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,407	(e)	$4,008	$3,018	$3,099	$3,142	10%	40%	$4,407	(e)	$3,142	40%
Net charge-offs/(recoveries)
Consumer & Business Banking	60		74	92	79	66	(19)	(9)	134		125	7
Home Lending	(5)		(122)	(23)	(42)	(28)	96	82	(127)		(33)	(285)
Card	1,178		1,313	1,231	1,175	1,240	(10)	(5)	2,491		2,442	2
Auto	45		48	57	49	42	(6)	7	93		100	(7)
Total net charge-offs/(recoveries)	$1,278		$1,313	$1,357	$1,261	$1,320	(3)	(3)	$2,591		$2,634	(2)
Net charge-off/(recovery) rate
Consumer & Business Banking	0.59%		1.09%	1.36%	1.18%	1.00%			0.79%		0.95%
Home Lending	(0.01)		(0.25)	(0.05)	(0.08)	(0.05)			(0.13)		(0.03)
Card	3.33		3.25	3.01	2.95	3.24			3.28		3.23
Auto	0.30		0.32	0.37	0.32	0.27			0.31		0.32
Total net charge-off/(recovery) rate	1.18		1.18	1.20	1.10	1.14			1.18		1.13

30+ day delinquency rate
Home Lending (c)(d)	1.30%	(f)	1.48%	1.58%	1.63%	1.55%			1.30%	(f)	1.55%
Card	1.71	(f)	1.96	1.87	1.84	1.71			1.71	(f)	1.71
Auto	0.54	(f)	0.89	0.94	0.88	0.82			0.54	(f)	0.82

90+ day delinquency rate - Card	0.93	(f)	1.02	0.95	0.90	0.87			0.93	(f)	0.87

Allowance for loan losses
Consumer & Business Banking	$1,370		$882	$746	$746	$796	55	72	$1,370		$796	72
Home Lending	2,957		2,137	1,890	2,159	2,302	38	28	2,957		2,302	28
Card	17,800		14,950	5,683	5,583	5,383	19	231	17,800		5,383	231
Auto	1,044		732	465	465	465	43	125	1,044		465	125
Total allowance for loan losses	$23,171		$18,701	$8,784	$8,953	$8,946	24	159	$23,171		$8,946	159

(a)
At June 30, 2020 and March 31, 2020, nonaccrual loans included $1.3 billion and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.

(b)
At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $561 million, $616 million, $961 million, $1.6 billion and $1.8 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)	At June 30, 2020 and March 31, 2020, the 30+ day delinquency rates included PCD loans. The rates prior to January 1, 2020 were revised to include the impact of PCI loans.

(d)
At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, excluded mortgage loans insured by U.S. government agencies of $826 million, $1.0 billion, $1.7 billion, $2.7 billion and $2.9 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(e)	Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.

(f)
At June 30, 2020, the principal balance of loans in Home Lending, Card and Auto under payment deferral programs offered in response to the COVID-19 pandemic and are still within their deferral period were $18.2 billion, $4.4 billion and $12.3 billion, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS													SIX MONTHS ENDED JUNE 30,
												2Q20 Change							2020 Change
	2Q20			1Q20		4Q19		3Q19		2Q19		1Q20	2Q19	2020			2019		2019
BUSINESS METRICS
Number of:
Branches	4,923			4,967		4,976		4,949		4,970		(1)%	(1)%	4,923			4,970		(1)%
Active digital customers (in thousands) (a)	54,471			53,799		52,421		51,843		51,032		1	7	54,471			51,032		7
Active mobile customers (in thousands) (b)	39,024			38,236		37,297		36,510		35,392		2	10	39,024			35,392		10

Debit and credit card sales volume (in billions)	$237.6			$266.0		$295.6		$282.2		$281.5		(11)	(16)	$503.6			$536.6		(6)

Consumer & Business Banking
Average deposits	$813,153			$718,909		$691,696		$678,281		$676,663		13	20	$766,031			$672,617		14
Deposit margin	1.52%			2.06%		2.28%		2.47%		2.60%				1.77%			2.61%
Business banking origination volume	$23,042		(f)	$1,491		$1,827		$1,550		$1,741		NM	NM	$24,533		(f)	$3,221		NM
Client investment assets	356,143			322,999		358,036		337,915		328,141		10	9	356,143			328,141		9

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$18.0			$14.1		$16.4		$14.2		$12.5		28	44	$32.1			$20.4		57
Correspondent	6.2			14.0		16.9		18.2		12.0		(56)	(48)	20.2			19.1		6
Total mortgage origination volume (c)	$24.2			$28.1		$33.3		$32.4		$24.5		(14)	(1)	$52.3			$39.5		32
Total loans serviced (period-end)	$683.7			$737.8		$761.4		$774.8		$780.1		(7)	(12)	$683.7			$780.1		(12)
Third-party mortgage loans serviced (period-end)	482.4			505.0		520.8		535.8		526.6		(4)	(8)	482.4			526.6		(8)
MSR carrying value (period-end)	3.1			3.3		4.7		4.4		5.1		(6)	(39)	3.1			5.1		(39)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.64%			0.65%		0.90%		0.82%		0.97%				0.64%			0.97%
MSR revenue multiple (d)	2.29	x		2.10	x	2.73	x	2.41	x	2.69	x			2.21	x		2.77	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$148.5			$179.1		$204.2		$193.6		$192.5		(17)	(23)	327.6			365.0		(10)
Net revenue rate (e)	11.02%			10.54%		10.65%		10.40%		10.31%				10.76%			10.43%

Auto
Loan and lease origination volume (in billions)	$7.7			$8.3		$8.5		$9.1		$8.5		(7)	(9)	$16.0			$16.4		(2)
Average auto operating lease assets	22,579			23,081		22,427		21,765		21,314		(2)	6	22,830			21,074		8

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $28.3 billion, $31.9 billion, $37.4 billion, $35.8 billion and $26.3 billion for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively, and $60.2 billion and $42.7 billion for the six months ended June 30, 2020 and 2019, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

(e)
In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts were revised to conform with the current presentation.

(f)
Included $21.5 billion of origination volume under the PPP for the three and six months ended June 30, 2020. Refer to page 11 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Investment banking fees	$2,847	$1,907	$1,904	$1,981	$1,846	49%	54%	$4,754	$3,690	29%
Principal transactions	7,400	3,188	2,932	3,418	3,885	132	90	10,588	8,049	32
Lending- and deposit-related fees (a)	500	450	462	398	412	11	21	950	808	18
Asset management, administration and commissions (a)	1,146	1,261	1,059	1,160	1,112	(9)	3	2,407	2,179	10
All other income	380	35	622	397	405	NM	(6)	415	770	(46)
Noninterest revenue	12,273	6,841	6,979	7,354	7,660	79	60	19,114	15,496	23
Net interest income	4,079	3,107	2,668	2,168	2,171	31	88	7,186	4,369	64
TOTAL NET REVENUE (b)	16,352	9,948	9,647	9,522	9,831	64	66	26,300	19,865	32

Provision for credit losses	1,987	1,401	98	92	—	42	NM	3,388	87	NM

NONINTEREST EXPENSE
Compensation expense	3,997	3,006	2,377	2,873	2,839	33	41	7,003	5,930	18
Noncompensation expense	2,767	2,890	3,015	2,631	2,822	(4)	(2)	5,657	5,360	6
TOTAL NONINTEREST EXPENSE	6,764	5,896	5,392	5,504	5,661	15	19	12,660	11,290	12

Income before income tax expense	7,601	2,651	4,157	3,926	4,170	187	82	10,252	8,488	21
Income tax expense	2,137	663	1,219	1,095	1,224	222	75	2,800	2,282	23
NET INCOME	$5,464	$1,988	$2,938	$2,831	$2,946	175	85	$7,452	$6,206	20

FINANCIAL RATIOS
ROE	27%	9%	14%	13%	14%			18%	15%
Overhead ratio	41	59	56	58	58			48	57
Compensation expense as percentage of total net revenue	24	30	25	30	29			27	30

REVENUE BY BUSINESS
Investment Banking	$3,401	$886	$1,823	$1,871	$1,776	284	91	$4,287	$3,521	22
Wholesale Payments	1,356	1,359	1,433	1,361	1,402	—	(3)	2,715	2,817	(4)
Lending	270	350	250	253	260	(23)	4	620	518	20
Total Banking	5,027	2,595	3,506	3,485	3,438	94	46	7,622	6,856	11
Fixed Income Markets	7,338	4,993	3,446	3,557	3,690	47	99	12,331	7,415	66
Equity Markets	2,380	2,237	1,508	1,517	1,728	6	38	4,617	3,469	33
Securities Services	1,097	1,074	1,061	1,034	1,045	2	5	2,171	2,059	5
Credit Adjustments & Other (c)	510	(951)	126	(71)	(70)	NM	NM	(441)	66	NM
Total Markets & Securities Services	11,325	7,353	6,141	6,037	6,393	54	77	18,678	13,009	44
TOTAL NET REVENUE	$16,352	$9,948	$9,647	$9,522	$9,831	64	66	$26,300	$19,865	32

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior period amounts were revised to conform with the current presentation.

(b)
Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $686 million, $667 million, $646 million, $527 million and $547 million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively and $1.4 billion and $1.1 billion for the six months ended June 30, 2020 and 2019, respectively.

(c)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Assets	$1,080,761	$1,217,459	$914,705	$1,030,396	$976,430	(11)%	11%	$1,080,761	$976,430	11%
Loans:
Loans retained (a)	140,770	165,376	121,733	118,290	123,074	(15)	14	140,770	123,074	14
Loans held-for-sale and loans at fair value	10,241	9,326	10,112	8,324	6,838	10	50	10,241	6,838	50
Total loans	151,011	174,702	131,845	126,614	129,912	(14)	16	151,011	129,912	16

Equity	80,000	80,000	80,000	80,000	80,000	—	—	80,000	80,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$1,167,807	$1,082,820	$994,152	$1,011,246	$1,000,517	8	17	1,125,314	$984,165	14
Trading assets - debt and equity instruments	450,507	427,316	398,604	415,450	421,775	5	7	438,911	401,656	9
Trading assets - derivative receivables	76,710	55,133	45,153	48,266	48,815	39	57	65,922	49,707	33
Loans:
Loans retained (a)	154,038	128,838	119,412	119,007	124,194	20	24	141,438	125,585	13
Loans held-for-sale and loans at fair value	8,399	9,818	9,708	8,344	7,763	(14)	8	9,108	8,186	11
Total loans	162,437	138,656	129,120	127,351	131,957	17	23	150,546	133,771	13

Equity	80,000	80,000	80,000	80,000	80,000	—	—	80,000	80,000	—

Headcount	60,950	60,245	60,013	60,028	59,111	1	3	60,950	59,111	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$204	$55	$43	$38	$72	271	183	$259	$102	154
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	1,195	689	308	712	569	73	110	1,195	569	110
Nonaccrual loans held-for-sale and loans at fair value	250	138	95	262	370	81	(32)	250	370	(32)
Total nonaccrual loans	1,445	827	403	974	939	75	54	1,445	939	54

Derivative receivables	108	85	30	26	39	27	177	108	39	177
Assets acquired in loan satisfactions	35	43	70	75	58	(19)	(40)	35	58	(40)
Total nonperforming assets	1,588	955	503	1,075	1,036	66	53	1,588	1,036	53
Allowance for credit losses:
Allowance for loan losses	3,440	1,422	1,202	1,171	1,131	142	204	3,440	1,131	204
Allowance for lending-related commitments	1,233	1,468	848	824	807	(16)	53	1,233	807	53
Total allowance for credit losses	4,673	2,890	2,050	1,995	1,938	62	141	4,673	1,938	141

Net charge-off/(recovery) rate (a)(c)	0.53%	0.17%	0.14%	0.13%	0.23%			0.37%	0.16%
Allowance for loan losses to period-end loans retained (a)	2.44	0.86	0.99	0.99	0.92			2.44	0.92
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	3.27	1.11	1.31	1.33	1.27			3.27	1.27
Allowance for loan losses to nonaccrual loans retained (a)(b)	288	206	390	164	199			288	199
Nonaccrual loans to total period-end loans	0.96	0.47	0.31	0.77	0.72			0.96	0.72

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. The prior period amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $340 million, $317 million, $110 million, $207 million and $147 million were held against nonaccrual loans at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
BUSINESS METRICS
Advisory	$602	$503	$702	$506	$525	20%	15%	$1,105	$1,169	(5)%
Equity underwriting	977	331	382	514	505	195	93	1,308	770	70
Debt underwriting	1,268	1,073	820	961	816	18	55	2,341	1,751	34
Total investment banking fees	$2,847	$1,907	$1,904	$1,981	$1,846	49	54	$4,754	$3,690	29

Client deposits and other third-party liabilities (average) (a)	607,902	514,464	485,037	471,328	458,237	18	33	561,183	451,185	24

Merchant processing volume (in billions) (b)	371.9	374.8	402.9	380.5	371.6	(1)	—	$746.7	$728.1	3

Assets under custody (“AUC”) (period-end) (in billions)	$27,447	$24,409	$26,831	$25,695	$25,450	12	8	$27,447	$25,450	8

95% Confidence Level - Total CIB VaR (average) (c)
CIB trading VaR by risk type: (d)
Fixed income	$129	$60	$39	$37	$39	115	231
Foreign exchange	9	7	5	6	7	29	29
Equities	27	20	18	22	25	35	8
Commodities and other	32	10	7	8	9	220	256
Diversification benefit to CIB trading VaR (e)	(69)	(40)	(32)	(34)	(36)	(73)	(92)
CIB trading VaR (d)	128	57	37	39	44	125	191
Credit portfolio VaR (f)	22	9	5	5	5	144	340
Diversification benefit to CIB VaR (e)	(23)	(8)	(5)	(6)	(5)	(188)	(360)
CIB VaR	$127	$58	$37	$38	$44	119	189

(a)	Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.

(b)	Represents total merchant processing volume across CIB, CCB and CB.

(c)
Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other-sensitivity based measures. In the absence of this refinement, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $(11) million and $4 million, CIB Trading VaR $(11) million and $5 million and CIB VaR $(8) million and $6 million for the three months ended June 30, 2020 and March 31, 2020, respectively.

(d)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 121–123 of the Firm’s 2019 Form 10-K, and pages 67-69 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(e)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(f)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$297	$261	$256	$228	$224	14%	33%	$558	$457	22%
All other income (a)	518	360	437	438	399	44	30	878	899	(2)
Noninterest revenue	815	621	693	666	623	31	31	1,436	1,356	6
Net interest income	1,577	1,557	1,604	1,608	1,662	1	(5)	3,134	3,342	(6)
TOTAL NET REVENUE (b)	2,392	2,178	2,297	2,274	2,285	10	5	4,570	4,698	(3)

Provision for credit losses	2,431	1,010	110	67	29	141	NM	3,441	119	NM

NONINTEREST EXPENSE
Compensation expense	430	472	444	454	438	(9)	(2)	902	887	2
Noncompensation expense	465	513	499	486	493	(9)	(6)	978	982	—
Amortization of intangibles	4	3	—	—	—	33	NM	7	—	NM
TOTAL NONINTEREST EXPENSE	899	988	943	940	931	(9)	(3)	1,887	1,869	1

Income/(loss) before income tax expense/(benefit)	(938)	180	1,244	1,267	1,325	NM	NM	(758)	2,710	NM
Income tax expense/(benefit)	(247)	33	300	324	323	NM	NM	(214)	648	NM
NET INCOME/(LOSS)	$(691)	$147	$944	$943	$1,002	NM	NM	$(544)	$2,062	NM

Revenue by product
Lending	$1,127	$954	$1,027	$1,006	$1,012	18	11	$2,081	$2,024	3
Wholesale payments	917	991	1,021	1,017	1,063	(7)	(14)	1,908	2,167	(12)
Investment banking (c)	256	235	211	226	193	9	33	491	482	2
Other	92	(2)	38	25	17	NM	441	90	25	260
Total Commercial Banking net revenue (b)	$2,392	$2,178	$2,297	$2,274	$2,285	10	5	$4,570	$4,698	(3)

Investment banking revenue, gross (d)	$851	$686	$634	$700	$592	24	44	$1,537	$1,410	9

Revenue by client segment
Middle Market Banking	$866	$946	$934	$925	$961	(8)	(10)	$1,812	$1,935	(6)
Corporate Client Banking	859	681	759	767	744	26	15	1,540	1,595	(3)
Commercial Real Estate Banking	566	541	537	547	538	5	5	1,107	1,085	2
Other	101	10	67	35	42	NM	140	111	83	34
Total Commercial Banking net revenue (b)	$2,392	$2,178	$2,297	$2,274	$2,285	10	5	$4,570	$4,698	(3)

FINANCIAL RATIOS
ROE	(14)%	2%	16%	16%	17%			(6)%	18%
Overhead ratio	38	45	41	41	41			41	40

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB and the revenue and expense of the business is reported across CCB, CIB and CB based primarily on client relationship. In conjunction with this realignment, treasury services product revenue has been renamed wholesale payments. Prior period revenue and expense amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)
In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions (which are included in all other income) to lending- and deposit-related fees. Prior period amounts were revised to conform with the current presentation.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $80 million, $81 million, $152 million, $114 million and $100 million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively, and $161 million and $194 million for the six months ended June 30, 2020 and 2019, respectively.

(c)	Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.

(d)	Refer to page 60 of the Firm’s 2019 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
	2Q20		1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$234,934		$247,786	$220,514	$222,483	$220,712	(5)%	6%	$234,934		$220,712	6%
Loans:
Loans retained	223,192		232,254	207,287	209,448	208,323	(4)	7	223,192		208,323	7
Loans held-for-sale and loans at fair value	917		1,112	1,009	3,187	1,284	(18)	(29)	917		1,284	(29)
Total loans	$224,109		$233,366	$208,296	$212,635	$209,607	(4)	7	$224,109		$209,607	7
Equity	22,000		22,000	22,000	22,000	22,000	—	—	22,000		22,000	—

Period-end loans by client segment
Middle Market Banking	$64,211	(c)	$60,317	$54,188	$54,298	$56,346	6	14	$64,211	(c)	$56,346	14
Corporate Client Banking	56,182		69,540	51,165	55,976	51,500	(19)	9	56,182		51,500	9
Commercial Real Estate Banking	103,117		102,799	101,951	101,326	100,751	—	2	103,117		100,751	2
Other	599		710	992	1,035	1,010	(16)	(41)	599		1,010	(41)
Total Commercial Banking loans	$224,109	(c)	$233,366	$208,296	$212,635	$209,607	(4)	7	$224,109	(c)	$209,607	7

SELECTED BALANCE SHEET DATA (average)
Total assets	$247,512		$226,071	$219,891	$218,620	$218,760	9	13	$236,792		$218,530	8
Loans:
Loans retained	233,044		209,988	208,776	207,286	206,771	11	13	221,516		205,623	8
Loans held-for-sale and loans at fair value	502		1,831	1,036	963	701	(73)	(28)	1,167		1,165	—
Total loans	$233,546		$211,819	$209,812	$208,249	$207,472	10	13	$222,683		$206,788	8
Client deposits and other third-party liabilities	236,968		188,808	182,546	172,714	168,247	26	41	212,888		167,756	27
Equity	22,000		22,000	22,000	22,000	22,000	—	—	22,000		22,000	—

Average loans by client segment
Middle Market Banking	$66,279		$56,045	$54,114	$54,806	$57,155	18	16	$61,162		$56,940	7
Corporate Client Banking	63,308		53,032	53,187	51,389	48,656	19	30	58,170		48,400	20
Commercial Real Estate Banking	103,516		101,526	101,542	101,044	100,671	2	3	102,521		100,469	2
Other	443		1,216	969	1,010	990	(64)	(55)	830		979	(15)
Total Commercial Banking loans	$233,546		$211,819	$209,812	$208,249	$207,472	10	13	$222,683		$206,788	8

Headcount	11,802		11,779	11,629	11,501	11,248	—	5	11,802		11,248	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$79		$100	$89	$45	$15	(21)	427	$179		$26	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	1,377		793	498	659	614	74	124	1,377		614	124
Nonaccrual loans held-for-sale and loans
at fair value	—		—	—	—	—	—	—	—		—	—
Total nonaccrual loans	1,377		793	498	659	614	74	124	1,377		614	124

Assets acquired in loan satisfactions	24		24	25	19	20	—	20	24		20	20
Total nonperforming assets	1,401		817	523	678	634	71	121	1,401		634	121
Allowance for credit losses:
Allowance for loan losses	4,830		2,680	2,780	2,759	2,756	80	75	4,830		2,756	75
Allowance for lending-related commitments	707		505	293	293	274	40	158	707		274	158
Total allowance for credit losses	5,537		3,185	3,073	3,052	3,030	74	83	5,537		3,030	83

Net charge-off/(recovery) rate (b)	0.14%		0.19%	0.17%	0.09%	0.03%			0.16%		0.03%
Allowance for loan losses to period-end loans retained	2.16		1.15	1.34	1.32	1.32			2.16		1.32
Allowance for loan losses to nonaccrual loans retained (a)	351		338	558	419	449			351		449
Nonaccrual loans to period-end total loans	0.61		0.34	0.24	0.31	0.29			0.61		0.29

(a)
Allowance for loan losses of $287 million, $175 million, $114 million, $119 million and $125 million was held against nonaccrual loans retained at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(c)
At June 30, 2020, total loans included $6.5 billion of loans under the PPP, of which $6.3 billion was in Middle Market Banking. Refer to page 11 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,589	$2,706	$2,654	$2,574	$2,568	(4)%	1%	$5,295	$4,984	6%
All other income	131	3	173	139	115	NM	14	134	292	(54)
Noninterest revenue	2,720	2,709	2,827	2,713	2,683	—	1	5,429	5,276	3
Net interest income	890	897	873	855	876	(1)	2	1,787	1,772	1
TOTAL NET REVENUE	3,610	3,606	3,700	3,568	3,559	—	1	7,216	7,048	2

Provision for credit losses	223	94	13	44	2	137	NM	317	4	NM

NONINTEREST EXPENSE
Compensation expense	1,315	1,411	1,446	1,391	1,406	(7)	(6)	2,726	2,868	(5)
Noncompensation expense	1,191	1,248	1,204	1,231	1,190	(5)	—	2,439	2,375	3
TOTAL NONINTEREST EXPENSE	2,506	2,659	2,650	2,622	2,596	(6)	(3)	5,165	5,243	(1)

Income before income tax expense	881	853	1,037	902	961	3	(8)	1,734	1,801	(4)
Income tax expense	223	189	252	234	242	18	(8)	412	421	(2)
NET INCOME	$658	$664	$785	$668	$719	(1)	(8)	$1,322	$1,380	(4)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,780	$1,740	$1,892	$1,816	$1,785	2	—	$3,520	$3,546	(1)
Wealth Management	1,830	1,866	1,808	1,752	1,774	(2)	3	3,696	3,502	6
TOTAL NET REVENUE	$3,610	$3,606	$3,700	$3,568	$3,559	—	1	$7,216	$7,048	2

FINANCIAL RATIOS
ROE	24%	25%	29%	24%	27%			24%	26%
Overhead ratio	69	74	72	73	73			72	74
Pretax margin ratio:
Asset Management	30	24	30	25	25			26	24
Wealth Management	19	24	26	25	29			22	27
Asset & Wealth Management	24	24	28	25	27			24	26

Headcount (a)	22,949	23,830	24,191	24,228	23,683	(4)	(3)	22,949	23,683	(3)

Number of Wealth Management client advisors	2,869	2,878	2,890	2,872	2,735	—	5	2,869	2,735	5

(a)
During the second quarter of 2020, certain technology and support functions, comprising approximately 850 staff, were transferred from AWM to CCB as part of the ongoing reorganization of the U.S. Wealth Management business.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$183,189	$186,102	$182,004	$174,226	$172,149	(2)%	6%	$183,189	$172,149	6%
Loans	165,299	166,058	160,535	153,245	149,877	—	10	165,299	149,877	10
Deposits	169,537	168,561	147,804	138,439	136,225	1	24	169,537	136,225	24
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$182,318	$183,316	$176,925	$171,121	$167,544	(1)	9	$182,817	$167,452	9
Loans	163,440	161,823	156,106	150,486	146,494	1	12	162,631	145,953	11
Deposits	168,573	150,631	143,059	138,822	140,317	12	20	159,602	139,282	15
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	(2)	$2	$4	$26	$(3)	NM	33	$—	$1	NM
Nonaccrual loans	775	304	116	176	127	155	NM	775	127	NM
Allowance for credit losses:
Allowance for loan losses	648	438	354	350	331	48	96	648	331	96
Allowance for lending-related commitments	28	14	19	16	17	100	65	28	17	65
Total allowance for credit losses	676	452	373	366	348	50	94	676	348	94
Net charge-off/(recovery) rate	—%	—%	0.01%	0.07%	(0.01)%			—%	—%
Allowance for loan losses to period-end loans	0.39	0.26	0.22	0.23	0.22			0.39	0.22
Allowance for loan losses to nonaccrual loans	84	144	305	199	261			84	261
Nonaccrual loans to period-end loans	0.47	0.18	0.07	0.11	0.08			0.47	0.08

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2020
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2020 Change
CLIENT ASSETS	2020	2020	2019	2019	2019	2020	2019	2020	2019	2019
Assets by asset class
Liquidity	$707	$618	$542	$505	$481	14%	47%	$707	$481	47%
Fixed income	629	586	602	590	543	7	16	629	543	16
Equity	457	369	474	437	441	24	4	457	441	4
Multi-asset and alternatives	718	666	746	714	713	8	1	718	713	1
TOTAL ASSETS UNDER MANAGEMENT	2,511	2,239	2,364	2,246	2,178	12	15	2,511	2,178	15
Custody/brokerage/administration/deposits	859	763	862	815	820	13	5	859	820	5
TOTAL CLIENT ASSETS	$3,370	$3,002	$3,226	$3,061	$2,998	12	12	$3,370	$2,998	12

Memo:
Alternatives client assets (a)	$188	$188	$185	$183	$177	—	6	$188	$177	6

Assets by client segment
Private Banking	$677	$617	$672	$636	$617	10	10	$677	$617	10
Institutional	1,218	1,097	1,074	1,029	991	11	23	1,218	991	23
Retail	616	525	618	581	570	17	8	616	570	8
TOTAL ASSETS UNDER MANAGEMENT	$2,511	$2,239	$2,364	$2,246	$2,178	12	15	$2,511	$2,178	15

Private Banking	$1,500	$1,355	$1,504	$1,424	$1,410	11	6	$1,500	$1,410	6
Institutional	1,249	1,118	1,099	1,051	1,013	12	23	1,249	1,013	23
Retail	621	529	623	586	575	17	8	621	575	8
TOTAL CLIENT ASSETS	$3,370	$3,002	$3,226	$3,061	$2,998	12	12	$3,370	$2,998	12

Assets under management rollforward
Beginning balance	$2,239	$2,364	$2,246	$2,178	$2,096			$2,364	$1,987
Net asset flows:
Liquidity	95	75	37	24	4			170	(1)
Fixed income	17	1	9	41	37			18	56
Equity	11	(1)	(1)	(2)	(1)			10	(7)
Multi-asset and alternatives	1	(2)	6	1	—			(1)	(3)
Market/performance/other impacts	148	(198)	67	4	42			(50)	146
Ending balance	$2,511	$2,239	$2,364	$2,246	$2,178			$2,511	$2,178

Client assets rollforward
Beginning balance	$3,002	$3,226	$3,061	$2,998	$2,897			$3,226	$2,733
Net asset flows	138	85	58	59	52			223	61
Market/performance/other impacts	230	(309)	107	4	49			(79)	204
Ending balance	$3,370	$3,002	$3,226	$3,061	$2,998			$3,370	$2,998

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q20 Change					2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19		1Q20	2Q19	2020	2019		2019
INCOME STATEMENT
REVENUE
Principal transactions	$(2)	$(113)	$(234)	$10	$(175)		98%	99%	$(115)	$(237)		51%
Investment securities gains	26	233	123	78	44		(89)	(41)	259	57		354
All other income	(91)	211	(6)	32	6		NM	NM	120	63		90
Noninterest revenue	(67)	331	(117)	120	(125)		NM	46	264	(117)		NM
Net interest income (a)	(687)	(165)	(111)	572	447		(316)	NM	(852)	864		NM
TOTAL NET REVENUE (b)	(754)	166	(228)	692	322		NM	NM	(588)	747		NM

Provision for credit losses	4	8	(1)	—	(2)		(50)	NM	12	—		NM

NONINTEREST EXPENSE (c)	147	146	343	281	232		1	(37)	293	443		(34)
Income/(loss) before income tax expense/(benefit)	(905)	12	(570)	411	92		NM	NM	(893)	304		NM
Income tax expense/(benefit)	(337)	137	(209)	18	(736)	(f)	NM	54	(200)	(775)	(f)	74
NET INCOME/(LOSS)	$(568)	$(125)	$(361)	$393	$828		(354)	NM	$(693)	$1,079		NM

MEMO:
TOTAL NET REVENUE
Treasury and CIO (a)	(671)	169	102	801	618		NM	NM	(502)	1,129		NM
Other Corporate	(83)	(3)	(330)	(109)	(296)		NM	72	(86)	(382)		77
TOTAL NET REVENUE	$(754)	$166	$(228)	$692	$322		NM	NM	$(588)	$747		NM

NET INCOME/(LOSS)
Treasury and CIO	(550)	83	22	576	462		NM	NM	(467)	796		NM
Other Corporate	(18)	(208)	(383)	(183)	366		91	NM	(226)	283		NM
TOTAL NET INCOME/(LOSS)	$(568)	$(125)	$(361)	$393	$828		(354)	NM	$(693)	$1,079		NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,221,980	$981,937	$837,618	$812,333	$821,330		24	49	$1,221,980	$821,330		49
Loans	1,670	1,650	1,649	1,705	1,695		1	(1)	1,670	1,695		(1)

Headcount	38,920	38,785	38,033	38,155	37,361		—	4	38,920	37,361		4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains	$26	$233	$123	$78	$44		(89)	(41)%	$259	$57		354%
Available-for-sale securities (average)	426,470	372,954	350,100	305,894	248,612		14	72	399,712	237,669		68
Held-to-maturity securities (average)	71,713	46,673	42,125	35,494	30,929		54	132	59,193	31,005		91
Investment securities portfolio (average)	$498,183	$419,627	$392,225	$341,388	$279,541		19	78	$458,905	$268,674		71
Available-for-sale securities (period-end)	483,752	397,891	348,876	351,599	274,533		22	76	483,752	274,533		76
Held-to-maturity securities, net of allowance for credit losses (period-end) (d)(e)	72,908	71,200	47,540	40,830	30,907		2	136	72,908	30,907		136
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$556,660	$469,091	$396,416	$392,429	$305,440		19	82	$556,660	$305,440		82

(a)
Net interest income in the third quarter of 2019 included income related to the unwind of the internal funding provided by Treasury and CIO to CCB upon the sale of certain mortgage loans. Refer to footnote (b) in CCB on page 11 for further information.

(b)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $63 million, $61 million, $73 million, $74 million and $81 million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively, and $124 million and $167 million for the six months ended June 30, 2020 and 2019, respectively.

(c)
Included legal expense/(benefit) of $(12) million, $(20) million, $(25) million, $(32) million and $(67) million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively, and $(32) million and $(157) million for the six months ended June 30, 2020 and 2019, respectively.

(d)
Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At June 30, 2020 and March 31, 2020, the allowance for credit losses on HTM securities was $23 million and $19 million, respectively.

(e)
During the first quarter of 2020, the Firm transferred $26.1 billion of U.S. government-sponsored enterprise and government agency mortgage-backed securities from AFS to HTM for capital management purposes.

(f)	The three and six months ended June 30, 2019 included income tax benefits of $742 million and $825 million, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2020
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2020	2020	2019	2019	2019	2020	2019
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$307,005	$293,779	$294,999	$295,586	$314,675	5	(2)
Loans held-for-sale	1,912	1,848	3,002	4,821	1,030	3	86
Total consumer, excluding credit card loans	308,917	295,627	298,001	300,407	315,705	4	(2)

Credit card loans
Loans retained	141,656	154,021	168,924	159,571	157,568	(8)	(10)
Loans held-for-sale	—	—	—	—	8	—	NM
Total credit card loans	141,656	154,021	168,924	159,571	157,576	(8)	(10)
Total consumer loans	450,573	449,648	466,925	459,978	473,281	—	(5)

Wholesale loans (b)
Loans retained	516,787	555,289	481,678	473,730	475,485	(7)	9
Loans held-for-sale and loans at fair value	11,158	10,438	11,166	11,510	8,123	7	37
Total wholesale loans	527,945	565,727	492,844	485,240	483,608	(7)	9

Total loans	978,518	1,015,375	959,769	945,218	956,889	(4)	2
Derivative receivables	74,846	81,648	49,766	55,577	52,878	(8)	42
Receivables from customers and other (c)	22,403	33,376	33,706	32,236	27,414	(33)	(18)
Total credit-related assets	1,075,767	1,130,399	1,043,241	1,033,031	1,037,181	(5)	4

Lending-related commitments
Consumer, excluding credit card	45,348	41,535	40,169	41,697	40,132	9	13
Credit card (d)	673,836	681,442	650,720	645,880	633,970	(1)	6
Wholesale	405,946	358,485	413,310	405,470	403,767	13	1
Total lending-related commitments	1,125,130	1,081,462	1,104,199	1,093,047	1,077,869	4	4

Total credit exposure	$2,200,897	$2,211,861	$2,147,440	$2,126,078	$2,115,050	—	4

Memo: Total by category
Consumer exposure (e)	$1,169,757	$1,172,625	$1,157,814	$1,147,573	$1,147,404	—	2
Wholesale exposures (f)	1,031,140	1,039,236	989,626	978,505	967,646	(1)	7
Total credit exposure	$2,200,897	$2,211,861	$2,147,440	$2,126,078	$2,115,050	—	4

Effective January 1, 2020, the Firm adopted the CECL accounting guidance. In conjunction with the adoption of CECL, the Firm reclassified risk-rated business banking and auto dealer loans and commitments held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior periods have been revised to conform with the current presentation.

(a)	Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in Corporate.

(b)
Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated business banking and auto dealer loans held in CCB for which the wholesale methodology is applied for determining the allowance for loan losses.

(c)	Primarily represents brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Also includes commercial card lending-related commitments primarily in CB and CIB.

(e)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(f)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Jun 30, 2020
								Change
	Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2020		2020	2019		2019	2019	2020	2019
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,246		$3,877	$2,928		$2,986	$3,077	10%	38%

Wholesale nonaccrual loans
Loans retained	3,423		1,957	1,057		1,703	1,423	75	141
Loans held-for-sale and loans at fair value	375		138	95		262	370	172	1
Total wholesale nonaccrual loans	3,798		2,095	1,152		1,965	1,793	81	112

Total nonaccrual loans	8,044	(e)	5,972	4,080		4,951	4,870	35	65

Derivative receivables	108		85	30		26	39	27	177
Assets acquired in loan satisfactions	288		364	387		366	351	(21)	(18)
Total nonperforming assets	8,440		6,421	4,497		5,343	5,260	31	60
Wholesale lending-related commitments (d)	762		619	474	(f)	446	465	23	64
Total nonperforming exposure	$9,202		$7,040	$4,971		$5,789	$5,725	31	61

NONACCRUAL LOAN-RELATED RATIOS (e)
Total nonaccrual loans to total loans (c)	0.82%		0.59%	0.43%		0.52%	0.51%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans (c)	1.37		1.31	0.98		0.99	0.97
Total wholesale nonaccrual loans to total
wholesale loans	0.72		0.37	0.23		0.40	0.37

(a)
At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $561 million, $616 million, $961 million, $1.6 billion and $1.8 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $13 million, $29 million, $41 million, $50 million and $56 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Refer to Note 12 of the Firm’s 2019 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.

(b)
Included nonaccrual loans held-for-sale of $2 million, $2 million, and $31 million at December 31, 2019, September 30, 2019, and June 30, 2019, respectively. There were no nonaccrual loans held-for-sale in all other periods presented.

(c)
At June 30, 2020 and March 31, 2020, nonaccrual loans included $1.3 billion and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.

(d)	Represents commitments that are risk rated as nonaccrual.

(e)	Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.

(f)	The prior period amount has been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q20 Change					2020 Change
	2Q20	1Q20		4Q19		3Q19		2Q19		1Q20	2Q19	2020	2019		2019
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,244	$17,295	(a)	$13,235		$13,166		$13,533		34%	72%	$17,295	$13,445		29%
Net charge-offs:
Gross charge-offs	1,877	1,902		1,788		1,676		1,704		(1)	10	3,779	3,346		13
Gross recoveries collected	(317)	(433)		(294)		(305)		(301)		27	(5)	(750)	(582)		(29)
Net charge-offs	1,560	1,469		1,494		1,371		1,403		6	11	3,029	2,764		10
Write-offs of PCI loans	NA	NA		19	(b)	43	(b)	39	(b)	NM	NM	NA	89	(b)	NM
Provision for loan losses	10,407	7,418		1,401		1,479		1,077		40	NM	17,825	2,569		NM
Other	1	—		—		4		(2)		NM	NM	1	5		(80)
Ending balance	$32,092	$23,244		$13,123		$13,235		$13,166		38	144	$32,092	$13,166		144

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,147	$1,289	(a)	$1,165		$1,129		$1,058		67	103	$1,289	$1,055		22
Provision for lending-related commitments	62	858		26		35		72		(93)	(14)	920	75		NM
Other	—	—		—		1		(1)		—	NM	—	(1)		NM
Ending balance	$2,209	$2,147		$1,191		$1,165		$1,129		3	96	$2,209	$1,129		96

Total allowance for credit losses	$34,301	$25,391		$14,314		$14,400		$14,295		35	140	$34,301	$14,295		140

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.11%	(0.01)%		0.15%		0.11%		0.09%				0.05%	0.11%
Credit card retained loans	3.33	3.25		3.01		2.95		3.24				3.28	3.23
Total consumer retained loans	1.14	1.15		1.16		1.08		1.11				1.14	1.10
Wholesale retained loans	0.22	0.13		0.13		0.10		0.08				0.18	0.06
Total retained loans	0.64	0.62		0.63		0.58		0.60				0.63	0.59

Memo: Average retained loans
Consumer retained, excluding credit card loans	$304,179	$294,156		$295,258		$304,385		$319,424		3	(5)	$299,169	$326,418		(8)
Credit card retained loans	142,377	162,660		162,112		158,166		153,736		(12)	(7)	152,518	152,435		—
Total average retained consumer loans	446,556	456,816		457,370		462,551		473,160		(2)	(6)	451,687	478,853		(6)
Wholesale retained loans	540,248	491,819		476,402		469,942		472,049		10	14	516,032	471,999		9
Total average retained loans	$986,804	$948,635		$933,772		$932,493		$945,209		4	4	$967,719	$950,852		2

(a)
Upon the adoption of the CECL accounting guidance on January 1, 2020, the Firm recognized a net increase of $4.3 billion (“day 1 impact”) to the allowance for credit losses, of which $4.2 billion relates to the allowance for loan losses and $98 million relates to the allowance for lending-related commitments.

(b)
Prior to the adoption of CECL, write-offs of PCI loans were recorded against the allowance for loan losses when actual losses for a pool exceeded estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan was recognized when the underlying loan was removed from a pool.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2020
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2020	2020	2019	2019	2019	2020	2019
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$263	$223	$75	$88	$87	18%	202%
Portfolio-based	4,609	3,231	1,476	1,475	1,538	43	200
PCI	NA	NA	987	1,256	1,299	NM	NM
Total consumer, excluding credit card	4,872	3,454	2,538	2,819	2,924	41	67
Credit card
Asset-specific (b)	642	530	477	488	472	21	36
Portfolio-based	17,158	14,420	5,206	5,095	4,911	19	249
Total credit card	17,800	14,950	5,683	5,583	5,383	19	231
Total consumer	22,672	18,404	8,221	8,402	8,307	23	173
Wholesale
Asset-specific (c)	757	556	295	399	346	36	119
Portfolio-based	8,663	4,284	4,607	4,434	4,513	102	92
Total wholesale	9,420	4,840	4,902	4,833	4,859	95	94
Total allowance for loan losses	32,092	23,244	13,123	13,235	13,166	38	144
Allowance for lending-related commitments	2,209	2,147	1,191	1,165	1,129	3	96
Total allowance for credit losses	$34,301	$25,391	$14,314	$14,400	$14,295	35	140

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.59%	1.18%	0.86%	0.95%	0.93%
Credit card allowance to total credit card retained loans	12.57	9.71	3.36	3.50	3.42
Wholesale allowance to total wholesale retained loans	1.82	0.87	1.02	1.02	1.02
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.95	0.93	1.08	1.08	1.10
Total allowance to total retained loans	3.32	2.32	1.39	1.42	1.39
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	115	89	87	94	96
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	186	142	187	163	174
Wholesale allowance to wholesale retained nonaccrual loans	275	247	464	284	341
Total allowance to total retained nonaccrual loans	418	398	329	282	295

(a)	Includes modified PCD loans and loans that have been modified or are reasonably expected to be modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Pre-provision profit is a non-GAAP financial measure which represents total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

(c)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q20 Change				2020 Change
(in millions, except rates)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	2020	2019	2019

Net interest income - reported	$13,853	$14,439	$14,166	$14,228	$14,398	(4)%	(4)%	$28,292	$28,851	(2)%
Fully taxable-equivalent adjustments	107	110	123	127	138	(3)	(22)	217	281	(23)
Net interest income - managed basis (a)	$13,960	$14,549	$14,289	$14,355	$14,536	(4)	(4)	$28,509	$29,132	(2)
Less: CIB Markets net interest income	2,536	1,596	1,149	723	624	59	306	4,132	1,248	231
Net interest income excluding CIB Markets (a)	$11,424	$12,953	$13,140	$13,632	$13,912	(12)	(18)	$24,377	$27,884	(13)

Average interest-earning assets	$2,819,855	$2,465,732	$2,377,741	$2,365,154	$2,339,094	14	21	$2,642,794	$2,319,105	14
Less: Average CIB Markets interest-earning assets	795,677	736,035	676,763	690,593	673,480	8	18	765,856	661,397	16
Average interest-earning assets excluding CIB Markets	$2,024,178	$1,729,697	$1,700,978	$1,674,561	$1,665,614	17	22	$1,876,938	$1,657,708	13

Net yield on average interest-earning assets - managed basis	1.99%	2.37%	2.38%	2.41%	2.49%			2.17%	2.53%
Net yield on average CIB Markets interest-earning assets	1.28	0.87	0.67	0.42	0.37			1.08	0.38
Net yield on average interest-earning assets excluding CIB Markets	2.27	3.01	3.06	3.23	3.35			2.61	3.39
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.